Exhibit 10.55

SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated as of May 15, 2023 (the “Effective Date”) (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made by and among, on the one hand, Athena Bitcoin Global, a Nevada corporation (the “Borrower”), and the guarantors listed on the signature pages hereto or from time to time become a Party hereto by execution of a joinder agreement (the “Guarantors”), as grantors, pledgors, and assignors (the Borrower, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Grantors”, and each, a “Grantor”), and, on the other hand and in favor of, KGPLA Holdings LLC, a Delaware limited liability company (the “Secured Party”). Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in that certain Senior Secured Loan Agreement of even date herewith by and among the Borrower, the Secured Party and other Borrower Parties as listed therein (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”). The Grantors and the Secured Party are sometimes hereinafter individually referred to as a “Party” and, collectively, as the “Parties”.

R E C I T A L S

WHEREAS, as of the Effective Date, the Secured Party advanced loans to the Borrower in an aggregate unpaid principal amount as specified in the Loan Agreement (the “Loans”), and that certain Amended and Restated Convertible Debenture dated May 15, 2023 by and between the Borrower and the Secured Party (the “Amended Convertible Debenture”);

WHEREAS, each Guarantor is a party to that certain Guaranty of even date herewith (the “Guaranty”) pursuant to which the Guarantors have, jointly and severally, guaranteed the Secured Obligations;

WHEREAS, the Borrower and each Guarantor will receive substantial direct and indirect benefits from the execution, delivery and performance of the obligations under the Loan Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement;

WHEREAS, this Agreement is given by the Borrower in favor of the Secured Party to secure the payment and performance of all of the Secured Obligations, and is given by each other Grantor as required under the Loan Agreement and pursuant to the Guaranty; and

WHEREAS, it is a condition to the obligations of the Lender to make the Loans under the Loan Agreement that the Grantors execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions.

(a) Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.

(b) Unless otherwise defined herein, terms used herein that are defined in the UCC have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(c) For purposes of this Agreement, the following terms have the following meanings:

“Agreement” has the meaning set forth in the preamble to this Agreement and includes any valid amendments hereto.

“Borrower” has the meaning set forth in the preamble to this Agreement.

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“Collateral” has the meaning set forth in Section 2.

“Committee” has the meaning set forth in Section 11(a).

“Control” means (i) with respect to any Deposit Account, “control,” within the meaning of Section 9-104 of the UCC, (ii) with respect to any securities account, security entitlement, commodity contract or commodity account, control within the meaning of Section 9-106 of the UCC, (iii) with respect to any uncertificated security, control within the meaning of Section 8-106(c) of the UCC, (iv) with respect to any certificated security, control within the meaning of Section 8-106(a) or (b) of the UCC, (v) with respect to any electronic chattel paper, control within the meaning of Section 9-105 of the UCC, (vi) with respect to letter-of-credit rights, control within the meaning of Section 9-107 of the UCC, (vii) with respect to any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record, and (viii) with respect to Money, insofar as not otherwise covered under clauses (i) through (vii), the possession or legal right to possess and exercise exclusive control with respect to such Money by way of exercise of power of attorney, right to assignment, escrow agreement, irrevocable letter of direction, physical possession or other right or power granted to the Secured Party by the Borrower or any Guarantor.

“Deposit Account Control Agreement” means an agreement substantially in the form of as contemplated under the Loan Agreement or such other form satisfactory to the Secured Party which establishes the Secured Party’s Control with respect to any Deposit Account.

“Deposit Accounts” means, collectively, with respect to each Grantor, (i) all “deposit accounts” as such term is defined in the UCC and all accounts and sub-accounts relating to any of the foregoing accounts, and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

“Effective Date” has the meaning set forth in the preamble to this Agreement.

“Event of Default” has the meaning set forth in the Loan Agreement.

“Excluded Property” has the meaning set forth in Section 2(a).

“First Priority” means, with respect to any lien and security interest purported to be created in any Collateral pursuant to this Agreement, such lien and security interest is the most senior lien to which such Collateral is subject (subject only to liens permitted under the Loan Agreement).

“Guaranty” has the meaning set forth in the recitals to this Agreement.

“Grantor” and “Grantors” have the meanings set forth in the preamble to this Agreement.

“Guarantors” has the meaning set forth in the preamble to this Agreement.

“Loan Agreement” has the meaning set forth in the preamble to this Agreement.

“Loans” has the meaning set forth in the recitals to this Agreement.

“Money” means money, cash, cryptocurrency and currency of any other kind whatsoever and regardless where located at any time.

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“Party” and “Parties” have the meanings set forth in the preamble to this Agreement.

“Perfection Certificate” has the meaning set forth in Section 5(a).

“Second Priority” means, with respect to any lien and security interest purported to be created in any Collateral pursuant to this Agreement, such lien and security interest is the second most senior lien to which such Collateral is subject (subject only to liens permitted under the Loan Agreement).

“Secured Obligations” has the meaning set forth in Section 3.

“Remedies Notice Period” has the meaning set forth in Section 11(a).

“Secured Party” has the meaning set forth in the preamble to this Agreement.

“Securities Collateral” has the meaning set forth in Section 2(a).

“Stay Notice Period” has the meaning set forth in the Section 11(a).

“Termination Declaration” has the meaning set forth in Section 11(a).

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Nevada or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2. Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations of the Borrower, each Grantor hereby pledges and grants to the Secured Party, and hereby creates a continuing First Priority lien and security interest in favor of the Secured Party in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired, except for any property of the Borrower previously pledged to Banco Hipotecario (the “Encumbered Assets”), and with respect to such assets, Grantor hereby pledges and grants to the Secured Party, and hereby creates a continuing Second Priority lien and security interest in favor of the Secured Party (collectively, the “Collateral”):

(a) all fixtures and personal property of every kind and nature including all accounts (including health-care-insurance receivables), goods (including inventory and equipment), documents (including, if applicable, electronic documents), instruments, promissory notes, chattel paper (whether tangible or electronic), letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property (the “Securities Collateral”), any and all commercial tort claims, general intangibles (including all payment intangibles), Money, Deposit Accounts, and any other contract rights or rights to the payment of money, and intellectual property rights; and

(b) all proceeds and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions of and to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the foregoing.

3. Secured Obligations. The Collateral secures the due and prompt payment and performance of:

(a) the obligations of the Borrower from time to time arising under the Loan Agreement, the Notes, the Amended Convertible Debenture, and this Agreement, or otherwise with respect to the due and prompt payment of (i) the principal of and premium, if any, and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, of the Borrower under or in respect of the Loan Agreement and this Agreement; and

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(b) all other covenants, duties, debts, obligations and liabilities of any kind of the Borrower under or in respect of the Loan Agreement, the Notes, the Amended Convertible Debenture, this Agreement or any other document made, delivered or given in connection with any of the foregoing, including Obligations as described in the Loan Agreement (all such obligations, covenants, duties, debts, liabilities, sums and expenses set forth in Section 3 and Obligations as described in the Loan Agreement being herein collectively called the “Secured Obligations”).

4. Perfection of Security Interest and Further Assurances.

(a) Each Grantor shall, from time to time, as may be required by the Secured Party with respect to all Collateral, promptly take all actions as may be requested by the Secured Party to perfect the security interest of the Secured Party in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, section 16 of the Uniform Electronic Transactions Act, as applicable, the Grantor shall promptly take all actions as may be requested from time to time by the Secured Party so that control of such Collateral is obtained and at all times held by the Secured Party. All of the foregoing will be at the sole cost and expense of the Grantor. In addition, the Borrower shall execute, notarize and deliver the Special Power of Attorney attached in substantial form to this Agreement as Exhibit A, in respect of the Secured Party’s rights to and perfection of Money of the Borrower, with the intent that the Secured Power is to have “Control” over such Money pursuant to the Loan Agreement and this Agreement, as required under and a condition to the closing of the transactions contemplated by the Loan Agreement.

(b) Each Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Grantor, or words of similar effect. The Grantor agrees to provide all information required by the Secured Party pursuant to this Section promptly to the Secured Party upon request.

(c) Each Grantor hereby further authorizes the Secured Party to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any state of the United States or in any other country) this Agreement and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law.

(d) If any Grantor shall at any time hold or acquire any certificated securities, promissory notes, tangible chattel paper, negotiable documents or warehouse receipts relating to the Collateral, the Grantor shall immediately endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

(e) If any Grantor shall at any time hold or acquire a commercial tort claim, the Grantor shall promptly notify the Secured Party in a writing signed by the Grantor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

(f) If any Collateral is at any time in the possession of a bailee, the Grantor shall promptly notify the Secured Party thereof and, at the Secured Party’s request and option, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and the bailee agrees to comply, without further consent of the Grantor, at any time with instructions of the Secured Party as to such Collateral.

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(g) Each Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to cause the Secured Party to have Control of the Collateral or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral including, without limitation, in respect of Money that is not subject to a Deposit Control Account Agreement at any time, wherever located or as held, including whether in any machine, in transit or otherwise being handled, stored or transported by a third party vendor.

(h) Each Grantor shall keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. Each Grantor shall permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located.

(i) Each Grantor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the Effective Date have been delivered to the Borrower in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank and that (assuming continuing possession by the Secured Party of any such Securities Collateral) the Secured Party has a perfected First Priority security interest therein, but with respect to the Encumbered Assets, the Secured Party has a perfected Second Priority security interest therein. Each Grantor hereby agrees that all certificates, agreements or instruments representing or evidencing the Securities Collateral acquired by such Grantor after the date hereof, shall promptly upon receipt thereof by such Grantor be held by or on behalf of and delivered to the Secured Party in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Secured Party or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder; provided, that after any such Event of Default has been waived in accordance with the provisions of the Loan Agreement and to the extent the Secured Party has exercised its rights under this sentence, the Secured Party shall, promptly after the reasonable request of the applicable Grantor(s), cause such Securities Collateral to be transferred to, or request that such Securities Collateral is registered in the name of, the applicable Grantor(s) to the extent it or its nominees holds an interest in such Securities Collateral at such time. In addition, upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

(j) Each Grantor represents and warrants that the Secured Party has a perfected First Priority security interest in all uncertificated Securities Collateral pledged by it hereunder that are in existence on the Effective Date, but with respect to the Encumbered Assets, the Secured Party has a perfected Second Priority security interest therein. Each Grantor hereby agrees that if any of the Securities Collateral are at any time not evidenced by certificates of ownership, such Grantor will: (a) request the issuer thereof to either (i) register the Secured Party as the registered owner of such securities or (ii) agree in an authenticated record with such Grantor and the Secured Party that such issuer will comply with instructions with respect to such securities originated by the Secured Party without further consent of such Grantor, in form and substance satisfactory to the Secured Party; (b) upon request by the Secured Party, provide to the Secured Party an opinion of counsel, in form and substance satisfactory to the Secured Party, confirming such pledge and perfection thereof; and (c) if requested by the Secured Party, request the issuer of such Securities Collateral to cause such Securities Collateral to become certificated, and in the event such Securities Collateral become certificated, to deliver such Securities Collateral to the Secured Party. Each Grantor hereby agrees, with respect to Securities Collateral that are partnership interests or limited liability company interests, that after the occurrence and during the continuance of any Event of Default, upon request by the Secured Party, such Grantor will (A) cause the organizational documents of each issuer that is a Subsidiary of the Borrower to be amended to provide that such Securities Collateral will be treated as “securities” for purposes of the UCC and (B) cause such Pledged Securities to become certificated and delivered to the Secured Party.

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(k) (i) As of the Effective Date, no Grantor has opened or maintains any Deposit Accounts other than the accounts listed in Schedule 1 and (ii) the Secured Party has a perfected First Priority security interest in each Deposit Accounts listed therein which security interest is perfected by Control, but with respect to the Encumbered Assets, the Secured Party has a perfected Second Priority security interest therein. No Grantor shall hereafter establish and maintain any Deposit Account unless (A) the applicable Grantor has given the Secured Party at least 20 Business Days’ prior written notice of its intention to establish such new Deposit Account with a depository bank, (B) the depository bank must be acceptable to the Secured Party and (C) unless the Secured Party agrees in writing that it is not required, such depository bank and such Grantor must have duly executed and delivered to the Secured Party a Deposit Account Control Agreement and Currency-in-Transit Control Agreement with respect to such Deposit Account.

5. Representations and Warranties. The Grantors represent and warrant as follows:

(a) It has previously delivered to the Secured Party a certificate signed by the Grantor and entitled “Perfection Certificate” (“Perfection Certificate”), and that: (i) the Grantor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (ii) the Grantor is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate; (iii) the Perfection Certificate accurately sets forth the Grantor’s organizational identification number (or accurately states that the Grantor has none), the Grantor’s place of business (or, if more than one, its chief executive office), and its mailing address; (iv) all other information set forth on the Perfection Certificate relating to the Grantor is accurate and complete; and (v) there has been no change in any such information since the date on which the Perfection Certificate was signed by the Grantor.

(b) All information set forth on the Perfection Certificate relating to the Collateral is accurate and complete and there has been no change in any such information since the date on which the Perfection Certificate was signed by the Grantor.

(c) The Collateral consisting of securities have been duly authorized and validly issued, and are fully paid and non-assessable and subject to no options to purchase or similar rights. The Grantor holds no commercial tort claims except for the Disclosed Litigation. None of the Collateral constitutes, or is the proceeds of, (i) farm products, (ii) as-extracted collateral, (iii) manufactured homes, (iv) health-care-insurance receivables, (v) timber to be cut, (vi) aircraft, aircraft engines, satellites, ships or railroad rolling stock. None of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral. The Grantor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

(d) At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Grantor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement and other liens permitted by the Loan Agreement.

(e) The pledge of the Collateral pursuant to this Agreement creates a valid and perfected First Priority security interest in the Collateral, but with respect to the Encumbered Assets, the pledge of Collateral pursuant to this Agreement creates a valid and perfected Second Priority security interest therein, securing the payment and performance when due of the Secured Obligations.

(f) It has full power, authority and legal right to borrow the Loans and pledge the Collateral pursuant to this Agreement.

(g) Each of this Agreement and the Loan Agreement has been duly authorized, executed and delivered by the Grantor and constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

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(h) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the borrowing of the Loans and the pledge by the Grantor of the Collateral pursuant to this Agreement or for the execution and delivery of the Loan Agreement and this Agreement by the Grantor or the performance by the Grantor of its obligations thereunder.

(i) The execution and delivery of the Loan Agreement and this Agreement by the Grantor and the performance by the Grantor of its obligations thereunder, will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Grantor or any of its property, or the organizational or governing documents of the Grantor or any agreement or instrument to which the Grantor is party or by which it or its property is bound.

(j) The Grantor has taken all action required on its part for control (as defined in sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, section 16 of the Uniform Electronic Transactions Act, as applicable and, for clarity, as defined as “Control” in this Agreement) to have been obtained by the Secured Party over all Collateral with respect to which such control may be obtained pursuant to the UCC. The Grantor will take all necessary and further action required, and will cooperate in good faith including using its commercial best efforts, to ensure that the Secured Party has control or possession of all or any part of the Collateral, promptly following the Effective Date, including, without limitation, executing and delivering any further documents, instruments and assurances required (i) under any Deposit Account Control Agreement, (ii) in connection with any control agreement, power of attorney or similar letter of direction with any Money carrier vendors under contract with the Grantor to handle the Grantor’s Money in transit or otherwise, and (iii) in respect of enabling prompt access and exclusive control by the Secured Party and/or its authorized agents, either directly or through an escrow agent, as applicable, in and to the Money and the software, passwords, passphrases and other keys and login details related to the Grantor’s proprietary or licensed software utilized for all of the Grantor’s Money machines and any cryptocurrency trading accounts, digital cryptocurrency storage accounts and digital cryptocurrency or cold storage wallets or drives.

6. Voting, Distributions and Receivables.

(a) The Secured Party agrees that unless an Event of Default has occurred and be continuing, the Grantor may, to the extent the Grantor has such right as a holder of the Collateral consisting of securities, other Equity Interests or indebtedness owed by any obligor, vote and give consents, ratifications and waivers with respect thereto, except to the extent that, in the Secured Party’s reasonable judgment, any such vote, consent, ratification or waiver could materially detract from the value thereof as Collateral or which could be inconsistent with or result in any violation of any provision of the Loan Agreement or this Agreement, and from time to time, upon request from the Grantor, the Secured Party shall deliver to the Grantor suitable proxies so that the Grantor may cast such votes, consents, ratifications and waivers.

(b) The Secured Party agrees that the Grantor may, unless an Event of Default shall have occurred and be continuing, receive and retain all cash dividends and other distributions with respect to the Collateral consisting of securities, other Equity Interests or indebtedness owed by any obligor.

(c) If any Event of Default has occurred and be continuing, the Secured Party may, or at the request and option of the Secured Party the Grantor shall, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party.

7. Covenants. The Grantor covenants as follows:

(a) The Grantor will not, without providing at least 30 days’ prior written notice to the Secured Party, change its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its chief executive office or its principal place of business or its organizational identification number. The Grantor will, prior to any change described in the preceding sentence, take all actions requested by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

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(b) The Collateral, to the extent not delivered to the Secured Party pursuant to Section 4, will be kept at those locations listed on the Perfection Certificate and the Grantor will not remove the Collateral from such locations without providing at least 30 days’ prior written notice to the Secured Party. The Grantor will, prior to any change described in the preceding sentence, take all actions required by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

(c) The Grantor shall, at its own cost and expense, defend title to the Collateral and the First Priority lien and security interest or the Second Priority lien and security interest of the Secured Party therein against the claim of any person claiming against or through the Grantor and shall maintain and preserve such perfected First Priority security interest or Second Priority security interest for so long as this Agreement will remain in effect.

(d) The Grantor will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein.

(e) The Grantor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Grantor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located.

(f) The Grantor will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the use or operation of the Collateral, or incurred in connection with this Agreement.

(g) The Grantor will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

8. Secured Party Appointed Attorney-in-Fact. The Grantor hereby appoints the Secured Party the Grantor’s attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time during the continuance of an Event of Default in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (but the Secured Party will not be obligated to and will have no liability to the Grantor or any third party for failure to do so or take action). This appointment, being coupled with an interest, is irrevocable. The Grantor hereby ratifies all that said attorneys lawfully do or cause to be done by virtue hereof.

9. Secured Party May Perform. If the Grantor fails to perform any obligation contained in this Agreement, the Secured Party may itself perform, or cause performance of, such obligation, and the expenses of the Secured Party incurred in connection therewith is payable by the Grantor; provided that the Secured Party shall not be required to perform or discharge any obligation of the Grantor.

10. Reasonable Care. The Secured Party has no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Secured Party will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party will not have any responsibility for (a) ascertaining or taking action with respect to any claims, the nature or sufficiency of any payment or performance by any party under or pursuant to any agreement relating to the Collateral or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Secured Party of any of the rights and remedies hereunder, will relieve the Grantor from the performance of any obligation on the Grantor’s part to be performed or observed in respect of any of the Collateral.

11. Remedies Upon Default.

(a) Upon the occurrence and during the continuation of an Event of Default,  the Lender, in its discretion, may exercise all remedies set forth herein and in the Loan Documents, and as otherwise available at law.

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(b) If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Grantor at its notice address as provided in Section 15 at least 10 days prior to the date of such disposition will constitute reasonable notice, but notice given in any other reasonable manner will be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, the Secured Party may sell such Collateral on such terms and to such purchaser(s) as the Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof must be made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, the Secured Party may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and is entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale.

(c) To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by it of any rights hereunder. The Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder; provided that the Lender shall enforce its rights against Collateral in which the Lender is the sole lienholder before enforcing its rights against its other Collateral. At any such sale, unless prohibited by applicable law, the Secured Party or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Secured Party nor any custodian will be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor will it have any obligation to take any action whatsoever with regard thereto. The Grantor agrees that it would not be commercially unreasonable for the Secured Party to dispose of the Collateral or any portion thereof by utilizing internet sites that provide for the auction of assets of the type included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. The Secured Party will not be obligated to clean-up or otherwise prepare the Collateral for sale.

(d) If any Event of Default has occurred and be continuing, all rights of the Grantor to (i) exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 6(a) and (ii) receive the dividends and other distributions which it would otherwise be entitled to receive and retain pursuant to Section 6(b), will immediately cease, and all such rights will thereupon become vested in the Secured Party, which will have the sole right to exercise such voting and other consensual rights and receive and hold such dividends and other distributions as Collateral.

(e) If any Event of Default has occurred and be continuing, any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral will be applied in whole or in part by the Secured Party to the payment of expenses incurred by the Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including reasonable attorneys’ fees, and the balance of such proceeds will be applied or set off against all or any part of the Secured Obligations in such order as the Secured Party elects. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations will be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus. The Grantor will remain liable for any deficiency if such cash and the cash proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Secured Party to collect such deficiency.

(f) If the Secured Party shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, the Grantor agrees that, upon request of the Secured Party, the Grantor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

12. No Waiver and Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 14), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

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13. Security Interest Absolute. The Grantor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of the Secured Party and liens and security interests hereunder, and all Secured Obligations of the Grantor hereunder, are absolute and unconditional irrespective of:

(a) any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b) any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Loan Agreement, this Agreement or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c) any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

(d) any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

(f) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Grantor against the Secured Party; or

14. any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loans or any existence of or reliance on any representation by the Secured Party that might vary the risk of the Grantor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Grantor or any other grantor, guarantor or surety.

15.Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Grantor therefrom will be effective unless the same is in writing and signed by the Secured Party and the Grantor, and then such amendment, modification, supplement, waiver or consent will be effective only in the specific instance and for the specific purpose for which made or given.

16. Addresses For Notices. All notices and other communications provided for in this Agreement must be in writing and given in the manner and become effective as set forth in the Loan Agreement, and addressed to the respective Parties at their addresses as specified on the signature pages hereof or as to either Party at such other address as is designated by such Party in a written notice to each other Party.

17. Continuing Security Interest; Further Actions. This Agreement creates a continuing First Priority lien and security interest in the Collateral, except for the Encumbered Assets, and with respect to such assets, this Agreement creates a continuing Second Priority lien and security interest in the Collateral and will (a) subject to Section 17, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of the Secured Party and its successors, transferees and assigns; provided that the Grantor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party. Without limiting the generality of the foregoing clause (c), any assignee of the Secured Party’s interest in any agreement or document which includes all or any of the Secured Obligations, upon assignment in accordance with the Loan Agreement, will become vested with all the benefits granted to the Secured Party herein with respect to such Secured Obligations.

18. Termination; Release. On the date on which all Secured Obligations have been paid and performed in full, the Secured Party will, at the request of the Grantor, (a) duly assign, transfer and deliver to or at the direction of the Grantor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder, and (b) execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

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19. Governing Law; Jurisdiction; Venue; Waiver of Jury Trial. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement (except, as to the Loan Agreement, as expressly set forth therein) and the transactions contemplated hereby and thereby is governed by, and construed in accordance with, the laws of the State of Nevada. The other provisions of Section 8.09 and Section 8.10 of the Loan Agreement are incorporated herein, mutatis mutandis, as if set forth herein.

20. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail or other transmission method, and may bear signatures affixed through .pdf or other software including without limitation any electronic signature platform complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com); any counterpart so delivered will be deemed to have been duly and validly executed and delivered and will be valid and effective for all purposes.

[Signature Pages Follows]

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[Signature Page of Grantors to Security Agreement]

IN WITNESS WHEREOF, each of the Borrower and the other Grantors have duly executed and delivered this Agreement in the State of Florida as of the Effective Date.

GRANTORS

BORROWER:

ATHENA BITCOIN GLOBAL

By:
Name:	Matias Goldenhorn
Title:	CEO

GUARANTORS:

ATHENA BITCOIN, INC.

By:
Name:	Matias Goldenhorn
Title:	President

ATHENA HOLDINGS EL SALVADOR SA DE CV

By:
Name:	Carlos Miguel Rivas
Title:	Legal Representative

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[Signature Page of Secured Party to Security Agreement]

IN WITNESS WHEREOF, the Secured Lender has duly executed and delivered this Agreement in the State of Florida as of the Effective Date.

SECURED PARTY: KGPLA HOLDINGS LLC

By: ___________________________ Name: Jason Lu Title: Manager

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SCHEDULE 1

TO SECURITY AGREEMENT

DEPOSIT ACCOUNTS

1.	The accounts of each Grantor at PeopleFirst Bank.

2.	The accounts of each Grantor at Surety Bank.

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EXHIBIT A

TO SECURITY AGREEMENT

SPECIAL POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Athena Bitcoin Global, a Nevada corporation (the “Borrower”), does hereby appoint and constitutes, severally, KGPLA Holdings LLC, a Delaware limited liability company (the “Secured Party”), and each of its officers and authorized representatives and agents, its true and lawful attorney and agent (collectively with the Secured Party, the “Agent”) with full power of substation and with full power of authority to perform the following acts on behalf of the Borrower, such appointment being irrevocable as of the date hereof, and exercisable in upon the occurrence and continuance of an Event of Default:

1.	To possess Money of the Borrower, irrespective of its form or location, including, without limitation, in Money machines of the Borrower, in transit with Money carriers or otherwise; and

2.	To execute and deliver any and all agreements, documents, instruments of assignment, letters of direction, or other papers which the Agent, in its discretion, deems necessary or advisable for the purpose of taking physical possession of, assigning, selling, trading, exchanging, or otherwise disposing of all right, title and interest of the Borrower in and to any Money of the Borrower, including in respect of any Money machines of the Borrower and with any Money carriers contracted by the Borrower.

This Power of Attorney is made pursuant to that certain Security Agreement dated of even date herewith by and among the Borrower, the Guarantors, and the Lender (the “Security Agreement”) and is subject to the terms and provisions thereof, and of that certain Senior Secured Loan Agreement by and among the Borrower, the Guarantors and the Lender (the “Loan Agreement”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in that certain Security Agreement and the Loan Agreement, as the case may be.

This Power of Attorney, being coupled with an interest, is irrevocable until all Obligations, as such term is defined in the Loan Agreement, and all Secured Obligations, as that term is defined in the Security Agreement, are paid in full, and the Security Agreement is terminated in writing by the Agent.

IN WITNESS WHEREOF, this Power of Attorney is executed and delivered as of May [__], 2023, by:

ATHENA BITCOIN GLOBAL

By:___________________

Name: Matias Goldenhorn

Title: CEO

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ACKNOWLEDGMENT

STATE OF FLORIDA

CLARK COUNTY

The foregoing instrument was acknowledged before me by means of physical presence or online notarization, this ___ day of ________________, 2023, by Matias Goldenhorn as CEO of Athena Bitcoin Global, who is personally known to me or produced __________________________________ as identification. I declare under penalty of perjury that the person whose name is ascribed to this instrument appears to be of sound mind and under no duress, fraud, or undue influence.

______________________________________

Notary Public, State of _______________

(Stamp Name, Commission # and Expiration below)

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